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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 3, 1997



                         NORTH CAROLINA RAILROAD COMPANY
             (Exact name of registrant as specified in its charter)



                                 North Carolina
                 (State or other jurisdiction of incorporation)



         0-15768                                        56-6003280
(Commission File Number)                     (IRS Employer Identification No.)


3200 Atlantic Avenue
Suite 110
Raleigh, North Carolina                                    27604
(Address of principal executive offices)                (Zip Code)


                                 (919) 954-7601
              (Registrant's telephone number, including area code)


                         This document contains - pages.

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                                Table of Contents




Item 5.  Other Events . . . . . . . . . . . . . . . . . . . 3

Item 7.  Financial Statements and Exhibits . . . . . . . .  4


Signatures . . . . . . . . . . . . . . . . . .  . . . . . . 4







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Item 5.  Other Events
          On April 7, 1997, the Registrant, the State of North Carolina and the Beaufort & Morehead Railroad Company (a North Carolina corporation whose stock is wholly owned by the State of North Carolina) ("State") executed a Letter of Intent to reach a definitive agreement for a plan of merger, whereby the State would acquire the shares of the Registrant held by shareholders other than the State, (the "non-State shares") at a cash price of $66.00 per share.

         On August 27, 1997, the General Assembly of North Carolina approved legislation authorizing a $61 million reserve fund which, in addition to other funds of the State, is authorized for an investment to fund the acquisition of the non-State shares consistent with the Letter of Intent.

         On October 3, 1997, the Registrant reached a definitive agreement ("agreement") with the North Carolina Department of Transportation of the State of North Carolina (DOT) and the Beaufort & Morehead Railroad Company for a plan of merger for the State to acquire the non-State shares at a cash price of $66.00. The agreement is subject to corporate and governmental approvals, including approval by the shareholders of the Registrant and a majority of the shares held by non-State shareholders and to other conditions, and also provides that either the State or the Registrant may terminate the agreement if closing does not occur on or before May 5, 1998. The Registrant expects to call a shareholder meeting to vote on the agreement in late 1997 or early 1998.

         The foregoing forward-looking statements contained herein are subject to certain risks and uncertainties which could cause actual results to differ significantly. There can be no assurance that any approvals required by the government or the Registrant's shareholders could be obtained to authorize closing on the agreement. The Registrant does not know what effect, if any, an acquisition of the shares by the State, if consummated, will have on the Registrant's relationship with Norfolk Southern, pending litigation between Norfolk Southern and the Registrant, or the Registrant's ability to continue to qualify as a Real Estate Investment Trust.





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Item 7.  Financial Statements and Exhibits

        c.  Exhibits

                                Index to Exhibits

         Exhibit                Item
         -------                ---------------------------------------
         99.1                   Agreement and Plan of Merger, dated
                                October 3, 1997, between the
                                Registrant, Beaufort & Morehead
                                Railroad Company, and the North
                                Carolina Department of
                                Transportation, which is
                                incorporated by reference into this
                                Form 8-K.










                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 7, 1997                       By: \s\ R. Samuel Hunt, III
      ---------------                           -----------------------
                                                        R. Samuel Hunt, III
                                                        President






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